Exhibit 10.31
STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement (this “Agreement”) is dated as of December 15, 2021, by and between Alpine Immune Sciences, Inc., a Delaware corporation (the “Company”), and Horizon Therapeutics Ireland DAC, an Irish company (the “Purchaser”).
RECITALS
The Company and the Purchaser are each executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:
ARTICLE I.
DEFINITIONS
1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:
“Acquiring Person” has the meaning set forth in Section 4.4.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.
“Applicable Laws” has the meaning set forth in Section 3.1(qq).
“Agreement” has the meaning set forth in the Preamble.
“Authorizations” has the meaning set forth in Section 3.1(qq).
“Board of Directors” means the board of directors of the Company.
“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.
“Closing Date” means a Trading Day to be mutually agreed by the Company and the Purchaser (not to be later than 30 days from the date of this Agreement) following the execution and delivery of this Agreement and the License and Collaboration Agreement by the applicable parties thereto and the satisfaction or waiver of all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof. Subject to the immediately preceding sentence, the Company and the Purchaser agree that the Closing Date will be December 20, 2021.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Company’s common stock, par value $0.001 per share, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.
“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.
“Company” has the meaning set forth in the Preamble.
“Company Counsel” means Wilson Sonsini Goodrich & Rosati, Professional Corporation.
“Company Deliverables” has the meaning set forth in Section 2.2(a).
“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“DTC” has the meaning set forth in Section 4.1(e).
“Environmental Laws” has the meaning set forth in Section 3.1(dd).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“FDA” has the meaning set forth in Section 3.1(ll).
“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.
“Health Care Laws” has the meaning set forth in Section 3.1(ll).
“HIPAA” has the meaning set forth in Section 3.1(qq).
“Indemnified Person” has the meaning set forth in Section 4.7.
“Intellectual Property Assets” has the meaning set forth in Section 3.1(p).
“Intellectual Property Rights” has the meaning set forth in Section 3.1(p).
“Investment Company Act” has the meaning set forth in Section 3.1(w).
“Legacy Alpine” has the meaning set forth in Section 3.1(p).
“License and Collaboration Agreement” means that certain License and Collaboration Agreement to be entered into between the Company and the Purchaser on or about the date hereof.
“Material Adverse Effect” has the meaning set forth in Section 3.1(b).
“Money Laundering Laws” has the meaning set forth in Section 3.1(pp).
“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.
“OFAC” has the meaning set forth in Section 3.1(kk).
“Off-Balance Sheet Transaction” has the meaning set forth in Section 3.1(gg).
“Outside Date” means the thirtieth day following the date of this Agreement.
“Per Share Purchase Price” means $15.756625 per Share.

“Permits” has the meaning set forth in Section 3.1(n).
“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Purchaser” has the meaning set forth in the Preamble.
“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).
“Purchaser Party” has the meaning set forth in Section 4.7.
“Regulation S-X” has the meaning set forth in Section 3.1(i).
“Regulatory Authorities” has the meaning set forth in Section 3.1(oo).
“Restricted Period” has the meaning set forth in Section 4.1(b).
“Required Approvals” has the meaning set forth in Section 3.1(e).
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Sarbanes-Oxley Act” has the meaning set forth in Section 3.1(s).
“SEC Reports” has the meaning set forth in Section 3.1(h).
“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vii).
“Securities Act” has the meaning set forth in the Recitals.
“Shares” has the meaning set forth in Section 2.1(a).
“Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
“Subscription Amount” has the meaning set forth in Section 2.1(a).
“Subsidiaries” means the consolidated subsidiaries of the Company.
“Threshold Amount” means 19.99% of the outstanding shares of Common Stock or the voting power of the Company.
“Trading Affiliate” has the meaning set forth in Section 3.2(i).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
“Transfer Agent” means Broadridge Corporate Issuer Solutions, Inc., the current transfer agent of the Company, with a mailing address of 1717 Arch St., Suite 1300 Philadelphia, PA 191036, or any successor transfer agent for the Company.
“Treasury” has the meaning set forth in Section 3.2(q).
“XBRL” has the meaning set forth in Section 3.1(i).
ARTICLE II.
PURCHASE AND SALE
2.1    Closing.
(a)    Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 951,980 shares of Common Stock (the “Shares”) at the Per Share Purchase Price, for aggregate consideration of $14,999,991.87 (the “Subscription Amount”).
(b)    Closing. The Closing of the purchase and sale of the Shares shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 701 Fifth Avenue, Suite 5100, Seattle, WA 98104, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.
(c)    Form of Payment. On the Closing Date, the Purchaser shall deliver, or cause to be delivered to the Company, the Subscription Amount via wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Exhibit A.
2.2    Closing Deliveries. (a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to the Purchaser the following (the “Company Deliverables”):
(i)    this Agreement, duly executed by the Company;
(ii)    instructions to the Transfer Agent to deliver to the Purchaser a book-entry statement evidencing the Shares;
(iii)    a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the issuance of the Shares, (b) certifying the current versions of the certificate of incorporation, as amended, and bylaws of the Company and (c) certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company, in the form attached hereto as Exhibit B;
(iv)    the Compliance Certificate referred to in Section 5.1(i);

(v)    a certificate evidencing the good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within five (5) Business Days of the Closing Date;
(vi)    a certificate of existence and authorization issued by the Secretary of State of the State of Washington, as of a date within five (5) Business Days of the Closing Date; and
(vii)    a certified copy of the Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware, as of a date within five (5) Business Days of the Closing Date.
(b)    On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):
(i)    this Agreement, duly executed by the Purchaser;
(ii)    the Subscription Amount;
(iii)    a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Book-Entry Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively, which Accredited Investor Questionnaire and Book-Entry Questionnaire must be received by the Company no later than 3:00 p.m., Eastern time, on the Business Day immediately prior to the Closing Date.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
3.1    Representations and Warranties of the Company. Except as disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Purchaser:
(a)    Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 except for subsidiaries that in the aggregate would not constitute a “significant subsidiary” (as defined in Rule 405 under the Securities Act). The Company’s wholly-owned subsidiary, AIS Operating Co., Inc., is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).
(b)    Organization and Qualification. The Company and each of its Subsidiaries have been duly organized, are validly existing as corporations or limited liability entities and are in good standing under the laws of their respective jurisdictions of organization, except where the failure to be so duly organized, validly existing and in good standing would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries are, and will be, duly licensed or qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such license or qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the SEC Reports, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, or prevent or materially interfere with the consummation of the transactions contemplated hereby (a “Material Adverse Effect”); provided, however, that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Shares or other transactions contemplated hereby, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.
(c)    Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.
(d)    No Conflicts. The issue and sale of the Shares, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its Subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; (ii) result in any violation of the provisions of the certificate of incorporation, charter or bylaws (or similar organizational documents) of the Company or any of its Subsidiaries; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations, liens, charges, encumbrances or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(e)    Filings, Consents and Approvals. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets is required for the issue and sale of the Shares, the execution, delivery and performance by the Company of this Agreement, the consummation of the transactions contemplated hereby, except for (i) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act, (ii) filings required by applicable state or foreign securities laws, (iii) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Shares and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).
(f)    Issuance of the Shares. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and free and clear of all liens, other than restrictions on transfer provided for herein or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchaser in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.
(g)    Capitalization. The authorized capital of the Company consists of 200,000,000 shares of Common Stock, 30,468,159 shares of which are issued and 29,217,692 shares of which are outstanding as of September 30, 2021, and 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are currently issued and outstanding as of September 30, 2021. Under the Company’s Plans (as defined below) (i) options to acquire 5,692,264 shares of Common Stock have been granted and are currently outstanding as of September 30, 2021, (ii) no restricted shares of Common Stock have been granted and are currently outstanding as of September 30, 2021, (iii) zero shares of Common Stock have been reserved for issuance as of September 30, 2021 upon the settlement of outstanding restricted stock units granted under the Company’s Plans, (iv) 652,074 shares of Common Stock remain available for future issuance as of September 30, 2021 to directors, executive officers, employees and consultants of the Company pursuant to the Company’s 2018 Equity Incentive Plan, as amended, (the “2018 Plan”), and (v) 45,211 shares of Common Stock have been reserved for issuance as of September 30, 2021 under the Company’s Employee Stock Purchase Plan. Since September 30, 2021 and except as disclosed in the SEC Reports, the Company has not issued any equity securities, other than those issued pursuant to the 2018 Plan and any of the Company’s other equity incentive plans disclosed in the SEC Reports (including employee stock purchase plans and any inducement equity plans or awards established in compliance with Nasdaq Marketplace Rules) (collectively, together with the 2018 Plan, the “Plans”). The Company has outstanding warrants to purchase 8,851,116 shares of Common Stock as of September 30, 2021 (the “Outstanding

Warrants”). Except as set forth in the Company SEC Reports, and other than the shares of Common Stock reserved for issuance under the 2018 Plan and the Outstanding Warrants, there are no outstanding options, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. The Company has an authorized capitalization as set forth in the SEC Reports, and all of the issued shares of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the SEC Reports and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, and conform in all material respects to the description thereof contained in the SEC Reports. All of the issued shares of capital stock or other ownership interests of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Person is entitled to preemptive rights, rights of first refusal, rights of participation or similar rights with respect to any securities of the Company, including with respect to the issuance of Shares contemplated hereby. Except as set forth in the Company SEC Documents, there are no voting agreements, registration rights agreements or other agreements of any kind between the Company and any other Person relating to the securities of the Company, including the Shares.
(h)    SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure that would prevent the Purchaser from using Rule 144 to resell any Shares). As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.
(i)    Financial Statements. The historical financial statements (including the related notes and supporting schedules) included in the SEC Reports comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act (“Regulation S-X”) and present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. All disclosures contained in the SEC Reports regarding “non-GAAP financial measures” (as defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the SEC Reports that are not so included as required. The interactive data in eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in the SEC Reports fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(j)    Material Changes. Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the latest audited financial statements included in the SEC Reports, and, except as disclosed in a subsequent SEC Report filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than pursuant to employee benefit plans, qualified stock option plans or other equity compensation plans or arrangements existing on the date hereof and disclosed in the SEC Reports), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, or (v) declared or paid any dividend on its share capital; and since such date, except as disclosed in the SEC Reports, there has not been any change in the share capital, long-term debt, net current assets or short-term debt of the Company or any of its Subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), prospects, results of operations, stockholders’ equity, properties, management or business of the Company and its Subsidiaries taken as a whole.
(k)    Litigation. Except as disclosed in the SEC Reports, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company, would, in the aggregate, reasonably be expected to have a Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
(l)    No Labor Dispute; Compliance with Labor Laws. No labor disturbance by or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of or has received written notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.
(m)    No Default. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries (i) is in violation of its certificate of incorporation, charter or bylaws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject, (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(n)    Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations, clearances, approvals, registrations, exemptions, licenses or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the SEC Reports (“Permits”), and all such Permits are valid, current and in full force and effect, except where the failure to so possess or be valid, current and in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. The Company has not received any written notice denying, revoking or modifying any “approved enterprise,” “benefited enterprise” or “preferred enterprise” status with respect to any of the Company’s facilities or operations.
(o)    Title to Assets. The Company and each of its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, that are material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except for such liens, encumbrances and defects as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. All assets held under lease by the Company and its Subsidiaries, that are material to the business of the Company, are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its Subsidiaries.
(p)    Patents and Trademarks. To the knowledge of the Company, the Company and its Subsidiaries own or possess the valid right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, internet domain name registrations, copyrights, copyright registrations, licenses and trade secret rights (collectively, “Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the SEC Reports. The Company and its subsidiaries have not received written notice of any challenge, which is still pending, by any other person to the rights of the Company and its Subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, the Company and its Subsidiaries’ respective businesses as now conducted do not give rise to any material infringement of, any material misappropriation of, or other material violation of, any valid and enforceable Intellectual Property Rights of any other person. To the knowledge of the Company, all licenses for the use of the Intellectual Property Rights described in the SEC Reports are valid, binding upon and enforceable by or against the parties thereto in accordance with their terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of material breach of any Intellectual Property license, and the Company has no knowledge of any material breach by any other person to any Intellectual Property license to which the Company is a party. No claim has been made, and is currently pending, against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other Intellectual Property Right or franchise right of any person, and, to the knowledge of the Company, there are no facts that would form a reasonable basis for such claim, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated hereby will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. To the knowledge of the Company, no employee of Legacy Alpine and, since July 24, 2017, no employee of the Company is in, or has ever been, in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, non-disclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company. For purposes of this section, “Legacy Alpine” means Alpine Immune Sciences, Inc., which was the surviving entity following its merger with a wholly-owned subsidiary of Nivalis Therapeutics, Inc. on July 24, 2017 and renamed as AIS Operating Co., Inc.
(q)    Insurance. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries maintain insurance from nationally recognized, in the applicable country, insurers in such amounts and covering such risks as is commercially reasonable in accordance with customary practices for companies engaged in similar businesses and similar industries for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All insurance policies of the Company and its Subsidiaries are in full force and effect; the Company and each of its Subsidiaries are in compliance with the terms of such policies in all material respects; neither the Company nor any of its Subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(r)    Transactions With Affiliates and Employees. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described.
(s)    Internal Accounting Controls. The Company and each of its Subsidiaries maintain internal accounting controls designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) the interactive data in XBRL included or incorporated by reference in the SEC Reports fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto (it being understood that this subsection shall not to require the Company to comply with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder (collectively, the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law). Except as disclosed in the SEC Reports, as of the date of the most recent balance sheet of the Company and its consolidated subsidiaries audited by Ernst & Young LLP, there were no material weaknesses in the Company’s internal controls.
(t)    Sarbanes-Oxley Compliance. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act that are applicable to the Company or its directors or officers in their capacities as directors or officers of the Company.
(u)    No Other Brokers. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against any of them for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
(v)    Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaire provided by the Purchaser, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser hereunder. Assuming the making and the obtaining of the Required Approvals, the issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.
(w)    Investment Company     The Company is not, and will not be, after giving effect to the offer and sale of the Shares and the application of the proceeds therefrom as described in Section 4.6, (i) required to register as an “investment company” (within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”)) or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).
(x)    Registration Rights. Except as disclosed in the SEC Reports, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person.
(y)    Exchange Act Registration and Listing of the Common Stock. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the Principal Trading Market; the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Trading Market, nor has the Company received any notification that the Commission or FINRA is contemplating terminating such registration or listing.

(z)    Application of Takeover Protections; Rights Agreements. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights hereunder, including, without limitation, the Company’s issuance of the Shares and the Purchaser’s ownership of the Shares.
(aa)    No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the knowledge of the Company, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.
(bb)    Tax Matters. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions (except where the failure to file would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and have paid all taxes due (except where the failure to pay would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against the Company, that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(cc)    Environmental Matters. Except as disclosed in the SEC Reports, the Company and each of its Subsidiaries (i) are, and at all times since January 1, 2015 were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received written notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability or other obligation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the SEC Reports, (x) there are no proceedings that are pending, or to the Company’s knowledge, threatened, against the Company or any of its Subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its Subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its Subsidiaries and (z) none of the Company and its Subsidiaries anticipates material capital expenditures relating to Environmental Laws.
(dd)    No General Solicitation. The Company has not offered or sold any of the Shares by any form of general solicitation or general advertising.
(ee)    Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, the Organization for Economic Co-operation and Development Convention on Bribery of Foreign Public Officials in International Business Transactions, and the rules and regulations thereunder and any other similar foreign or domestic law or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company has instituted and maintains policies and procedures designed to ensure continued compliance with the laws and regulations referenced in clause (iii) of this paragraph.
(ff)    Off Balance Sheet Arrangements. There are no transactions, arrangements or other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its Affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), and are required to be described in the SEC Reports, which have not been described as required.
(gg)    Acknowledgment Regarding Purchaser’s Purchase of the Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser’s purchase of the Shares. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
(hh)    Regulation M Compliance. The Company and its controlled affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.
(ii)    PFIC. Subject to the qualifications and assumptions set forth in the SEC Reports, the Company is not, and upon the sale of the Shares contemplated hereby does not expect to become, a “passive foreign investment company” (as defined in Section 1297 of the Internal Code Revenue Code of 1986, as amended, and the regulations promulgated thereunder).
(jj)    OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or controlled affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(kk)    Compliance with Healthcare Laws and Regulations. The Company and, to the knowledge of the Company, its directors, officers, employees, and agents (while acting in such capacity) are, and at all times prior to the date hereof have been, in compliance with, all health care laws and regulations applicable to the Company or any of its product candidates or activities, including development and testing of pharmaceutical products, kickbacks, recordkeeping, documentation requirements, the hiring of employees (to the extent governed by Health Care Laws, as defined below), quality, safety, privacy, security, licensure, accreditation or any other aspect of developing and testing health care or pharmaceutical products (collectively, “Health Care Laws”), except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. The Company has not received any notification, correspondence or any other written or oral communication, including notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority, including, without limitation, the U.S. Food and Drug Administration (“FDA”), the U.S. Drug Enforcement Administration, the Centers for Medicare & Medicaid Services and the U.S. Department of Health and Human Services Office of Inspector General, of potential or actual non-compliance by, or liability of, the Company under any Health Care Laws. To the Company’s knowledge, there are no facts or circumstances that would reasonably be expected to give rise to liability of the Company under any Health Care Laws, except that would not individually or in the aggregate have a Material Adverse Effect.
(ll)    Shell Company. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act).
(mm)    No Additional Agreements. Other than the License and Collaboration Agreement, the Company does not have any agreement or understanding with the Purchaser with respect to the transactions contemplated hereby other than as specified herein or, except as disclosed to the Purchaser in writing, any written agreement regarding the confidentiality and use of confidential information.
(nn)    Clinical Trials. The clinical and pre-clinical trials conducted by or on behalf of or sponsored by the Company, or in which the Company has participated, that are described in the SEC Reports or the results of which are referred to in the SEC Reports, were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures and all applicable statutes, rules and regulations of the FDA and comparable drug regulatory agencies outside of the United States to which they are subject (collectively, the “Regulatory Authorities”), including, without limitation, 21 C.F.R. Parts 50, 54, 56, 58 and 312, and current Good Clinical Practices and Good Laboratory Practices; the descriptions in the SEC Reports of the results of such studies and trials are accurate and complete and fairly present the data derived from such trials; the Company has no knowledge of any other trials the results of which are inconsistent with or otherwise call into question the results described or referred to in the SEC Reports; the Company and its Subsidiaries have each operated and are currently in compliance with all applicable statutes, rules and regulations of the Regulatory Authorities, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company, nor any of its Subsidiaries, has received any written notices, correspondence or other communication from the Regulatory Authorities or any governmental authority which threatens the termination or suspension of any clinical or pre-clinical trials that are described in the SEC Reports or the results of which are referred to in the SEC Reports, and there are no reasonable grounds for same.
(oo)    Anti-Money Laundering Compliance. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(pp)    Compliance with Applicable Laws and Regulations. Except as disclosed in the SEC Reports, the Company and its Subsidiaries: (i) are and at all times have been in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company including, without limitation the Federal Food, Drug and Cosmetic Act (21 U.S.C. §301 et seq.), the Public Health Service Act (42 U.S.C. §201 et seq.), the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the civil False Claims Act (31 U.S.C. §3729 et seq.), the administrative False Claims Law (42 U.S.C. §1320a-7b(a)), the federal Physician Payment Sunshine Act (42 U.S.C. §1320a-7h), the Civil Monetary Penalties Law (42 U.S.C. §1320a-7a), the exclusion laws (42 U.S.C. §1320a-7), all criminal laws relating to health care fraud and abuse, including, but not limited to, 18 U.S.C. §286-287, the criminal health care fraud provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §1035 and 1347) (“HIPAA”), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation

Act of 2010, the regulations promulgated pursuant to such laws, and any successor government programs and comparable state laws, regulations relating to Good Clinical Practices and Good Laboratory Practices, collection and reporting requirements and the processing of any applicable rebate, chargeback or adjustment, under applicable rules and regulations relating to the Medicaid Drug Rebate Program (42 U.S.C. §1396r-8), any state supplemental rebate program, Medicare average sales price reporting (42 U.S.C. §1395w-3a), the Public Health Service Act (42 U.S.C. §256b), the VA Federal Supply Schedule (38 U.S.C. §8126) or under any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs, and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company (collectively, the “Applicable Laws”), except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect; (ii) have not received any written notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting noncompliance with any Applicable Laws or any Permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possess all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations nor is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened; (v) have not received any written or, to the Company’s knowledge, oral notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify or revoke any Authorizations nor is any such limitation, suspension, modification or revocation threatened; (vi) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) are not a party to and have no ongoing reporting obligations pursuant to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders or similar agreements with or imposed by any governmental or regulatory authority. Neither the Company, any of its Subsidiaries nor any of its or their respective officers, directors, employees or, to the Company’s knowledge of the Company, agents, has been excluded, suspended or debarred from or otherwise ineligible for participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding or other similar action that could reasonably be expected to result in debarment, suspension, ineligibility or exclusion.
(qq)    Absence of Settlement Agreements or Undertakings. Except as disclosed in the SEC Reports, the Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental authority.
(rr)    Material Contracts. There are no contracts or other documents required to be described in the SEC Reports or filed as exhibits to the SEC Reports pursuant to Item 601 of Regulation S-K that are not described and filed as required. The statements made in the SEC Reports, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed pursuant to Item 601 of Regulation S-K, constitute accurate summaries of the terms of such contracts and documents in all material respects. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries has knowledge that any other party to any such contract or other document filed pursuant to Item 601 of Regulation S-K has any intention not to render full performance as contemplated by the terms thereof.
(ss)    Disclosure Controls. The Company and each of its Subsidiaries maintain disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) designed to ensure that the information required to be disclosed by the Company and its Subsidiaries in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Company and its Subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
(tt)    Defense Production Act of 1950. The Company does not engage in the design, fabrication, development, testing, production or manufacture of critical technologies within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof and has no current intention of engaging in such activities in the future.
(uu)    No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.
3.2    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
(a)    Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Purchaser and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if the Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.
(b)    No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.
(c)    Investment Intent. The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and that Purchaser is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations, warranties and covenants of the Purchaser in this Agreement, except as set forth in Section 4.1(b), the Purchaser is not agreeing to hold any of the Shares for any minimum period of time and may, subject to the provisions of this Agreement, sell or otherwise dispose of all or any part of the Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any

Person to distribute or effect any distribution of any of the Shares (or any securities which are derivatives thereof) to or through any person or entity; the Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.
(d)    Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.
(e)    General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.
(f)    Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.
(g)    Acknowledgment of Risks.
(i)    The Purchaser acknowledges and understands that its investment in the Shares involves a significant degree of risk, including, without limitation: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Shares; (ii) an investment in the Company is speculative, and only one who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Shares is extremely limited; (v) in the event of a disposition of the Shares, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the public filings made by the Company with the Commission;
(ii)    The Purchaser is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares; and
(iii)    The Purchaser has, in connection with the Purchaser’s decision to purchase Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Shares, relied solely upon the advice of the Purchaser’s own counsel and has not relied upon or consulted any counsel to the Company.
(h)    Access to Information. The Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in this Agreement. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.
(i)    Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that the Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of the Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Purchaser’s investments or trading or information concerning the Purchaser’s investments, including in respect of the Shares, and (z) is subject to the Purchaser’s review or input concerning such Affiliate’s investments or trading (each a “Trading Affiliate”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
(j)    Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.
(k)    Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant hereto, and the Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.
(l)    Reliance on Exemptions. The Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.
(m)    No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.
(n)    Regulation M. The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Purchaser.
(o)    Beneficial Ownership. The purchase of the Shares by the Purchaser at the Closing will not result in the Purchaser (individually or together with any other Person with whom the Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) (when added to any other securities of the Company that it or they then own or have the right to acquire) acquiring, or obtaining the right to acquire, in excess of the Threshold Amount on a post transaction basis that assumes that such Closing shall have occurred. The Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of the Threshold Amount on a post transaction basis that assumes that each Closing shall have occurred.
(p)    Residency. The Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Shares was made (if an entity) are located at the address immediately below the Purchaser’s name on its signature page hereto.
(q)    Anti-Money Laundering Laws. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is in compliance with the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) the Purchaser, its

parents, subsidiaries, affiliated companies, officers, directors and partners, and to the Purchaser’s knowledge, its stockholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (iii) to the Purchaser’s knowledge, the funds to be used to acquire the Shares are not derived from activities that contravene applicable anti-money laundering laws and regulations; (iv) the Purchaser is in compliance with all other applicable anti money laundering laws and regulations and has implemented anti money laundering procedures that comply with applicable anti-money laundering laws and regulations, including, as applicable, the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107 56; and (v) to the best of its knowledge (A) none of the funds to be provided by the Purchaser are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (B) upon the reasonable request of the Company, the Purchaser agrees to re-certify in writing the representations, warranties and covenants provided in this paragraph.
(r)    No “Bad Actor” Disqualification Events. Neither (i) the Purchaser, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Purchaser is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.
(s)    Representations by Non-United States Persons. If Purchaser is not a United States person, the Purchaser hereby represents that the Purchaser has satisfied the laws of the Purchaser’s jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser’s subscription and payment for, and the Purchaser’s continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.
The Company and the Purchaser each acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III.
ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
4.1    Transfer Restrictions.
(a)    Compliance with Laws. Notwithstanding any other provision of this Article IV, the Purchaser covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(d), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act or applicable state securities law. As a condition of transfer (other than a transfer pursuant to clauses (i), (ii), (iii) or (iv) above and otherwise made in compliance with the terms of this Agreement), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement with respect to such transferred Shares.

(b)    Restricted Period. During the period beginning from the date of this Agreement and continuing to and including the date six months after the date of this Agreement (the “Restricted Period”), the Purchaser shall not, and shall cause its Affiliates not to, without the prior consent of the Company, directly or indirectly, transfer (i) the Shares, (ii) any securities issued in respect of the Shares as a result of any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization, or (iii) any securities issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares. Notwithstanding the foregoing, this Section 4.1(b) shall not apply to (i) the transfer of the Shares to Affiliates of the Purchaser, (ii) the transfer of the Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company, made to all holders of Common Stock involving a Change of Control (as defined below), provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock owned by the Purchaser shall remain subject to the restrictions contained in this Agreement or (iii) the pledge of, or grant of a security interest in, the Shares in connection with any loan or financing arrangement secured by all or substantially all of Purchaser’s assets, including, without limitation, Purchaser’s existing credit agreement. For purposes of this Section 4.1(b), “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company (or the surviving entity).
(c)    Sale Volume Limitation. Following the expiration of the Restricted Period, without the prior approval of the Company, the Purchaser shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale or, or otherwise dispose of or transfer during any calendar month greater than twenty percent (20.0%) of the aggregate number of Shares held by the Purchaser or its Affiliates as of the last day of the Restricted Period.
(d)    Legends. Any certificates or book-entry notations shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(e):
THE OFFER AND SALE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A LOAN OR FINANCING ARRANGEMENT SECURED BY ALL OR SUBSTANTIALLY ALL OF THE HOLDER’S ASSETS; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN AND IN THE STOCK PURCHASE AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN AND IN THE STOCK PURCHASE AGREEMENT.

The Company acknowledges and agrees that Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares in accordance with applicable securities laws, pursuant to a loan or financing arrangement secured by all or substantially all of Purchaser’s assets, including, without limitation, Purchaser’s existing credit agreement. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser of the pledge. No notice shall be required of such pledge, but Purchaser shall promptly notify the Company of any such subsequent transfer or foreclosure. The Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or for any agreement, understanding or arrangement between the Purchaser and its pledgee or secured party. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as the Purchaser may reasonably request in connection with a pledge or transfer of the Shares. The Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(e), any Shares subject to a pledge or security interest as contemplated by this Section 4.1(d) shall continue to bear the legend set forth in this Section 4.1(d) and be subject to the restrictions on transfer set forth in Section 4.1.
(e)    Removal of Legends.
(i)    The Company agrees that at such time as any legend is no longer required under this Article IV, it will, no later than two (2) Business Days following the delivery by the Purchaser to the Company or the Company’s transfer agent of a request to remove such legend, together with such representations and covenants of the Purchaser or the Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to the Purchaser a book entry position representing such shares that is free from any such legend. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Article IV. Any certificates for Shares subject to legend removal shall be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”). All costs and expenses related to the removal of the legends and the reissuance of any Shares shall be borne by the Company.
(ii)    The restrictive legend set forth in Section 4.1(d) above shall be removed and the Company shall issue a certificate or book entry position without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if (i) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (ii) such Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Subject to receipt of such representations, and covenants as are contemplated hereby, at such time as Rule 144 becomes available for the resale of the Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Shares and without volume or manner-of-sale restrictions, the Company shall issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this Article IV. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.
(f)    Acknowledgement. The Purchaser acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(f) and the Purchaser will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(f).
4.2    Furnishing of Information. In order to enable the Purchaser to sell the Shares under Rule 144, for a period of eighteen (18) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such eighteen (18) month period, if the Company is not required to file reports pursuant to the

Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Shares under Rule 144.
4.3    Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
4.4    Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Shares hereunder or under any other written agreement between the Company and the Purchaser; provided, however, that the Purchaser does not own any equity in the Company prior to its purchase of the Shares hereunder.
4.5    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the License and Collaboration Agreement and this Agreement and the performance by the parties of their obligations thereunder, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information regarding the Company or its Subsidiaries without the express written consent of the Purchaser, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.
4.6    Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes and shall not use such proceeds for the redemption of any Common Stock or Common Stock Equivalents.
4.7    Indemnification. Subject to the provisions of this Section 4.7, the Company will indemnify and hold Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against Purchaser in any capacity, or its respective Affiliates, by any stockholder of the Company who is not an Affiliate of Purchaser, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct, bad faith or malfeasance). Promptly after receipt by any Purchaser Party (the “Indemnified Person”) of notice of any demand, claim or circumstances which could reasonably be expected to give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.7, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, however, that the Company shall not be responsible for the fees and expenses of more than one counsel for all Indemnified Persons. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
4.8    Principal Trading Market Listing. In the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market an additional shares listing application covering all of the Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Shares to be approved for listing on the Principal Trading Market as promptly as possible thereafter.
4.9    Blue Sky. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption from or to qualify the Shares for sale to the Purchaser under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).
4.10    Delivery of Shares After Closing. Subject to the satisfaction of the Purchaser’s obligations under this Agreement, the Company shall deliver, or cause to be delivered, a book-entry statement evidencing the Shares within two (2) Trading Days after the Closing Date.
ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING
5.1    Conditions Precedent to the Obligations of the Purchaser to Purchase Shares. The obligation of the Purchaser to acquire Shares at the Closing is subject to the fulfillment to the Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Purchaser:
(a)    Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
(b)    Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)    Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.
(e)    Adverse Changes. Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.
(f)    Listing. The Company shall have made all required submissions to the Nasdaq Stock Market regarding the Shares and shall have not received any notice objecting to the listing of the Shares from the Nasdaq Stock Market.
(g)    No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.
(h)    Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).
(i)    Compliance Certificate. The Company shall have delivered to the Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit D.
(j)    Termination. This Agreement shall not have been terminated as to the Purchaser in accordance with Section 6.16 herein.
5.2    Conditions Precedent to the Obligations of the Company to sell the Shares. The Company’s obligation to sell and issue the Shares at the Closing to the Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
(a)    Representations and Warranties. The representations and warranties made by the Purchaser contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.
(b)    Performance. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.
(c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
(d)    Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.
(e)    Purchaser Deliverables. The Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)    Termination.    This Agreement shall not have been terminated in accordance with Section 6.16 herein.
ARTICLE VI.
MISCELLANEOUS
6.1    Fees and Expenses. The Company and the Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Purchaser.
6.2    Entire Agreement. This Agreement, together with the exhibits and schedules thereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties hereunder.
6.3    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, and (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:
If to the Company:    Alpine Immune Sciences, Inc.
188 East Blaine Street, Suite 200
Seattle, WA 98102
Telephone No.: (206) 788-4545
Facsimile No.: (206) 316-8383 (with a copy emailed to legal@alpineimmunesciences.com, which shall not constitute notice)
Attention: Chief Financial Officer
With a copy to (which shall not constitute notice):
Wilson Sonsini Goodrich & Rosati, Professional Corporation
701 Fifth Avenue, Suite 5100
Seattle, WA 98104
Telephone No.: (206) 883-2500
Facsimile No.: (206) 883-2699
Attention: Patrick Schultheis, Michael Nordtvedt and Bryan King
If to the Purchaser:    To the address set forth under the Purchaser’s name on the signature page hereof;
or such other address as may be designated in writing hereafter, in the same manner, by such Person.
6.4    Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
6.5    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
6.6    Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company or the Purchaser without the prior written consent of the other party, provided that the Purchaser may assign its rights hereunder in whole or in part to any Person to whom the Purchaser assigns or transfers any Shares in compliance with this Agreement and applicable law so long as such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement; and provided further that, for the avoidance of doubt, the foregoing shall not be construed to restrict or limit the Purchaser’s ability to sell, transfer or otherwise dispose of the Shares in accordance with the terms of this Agreement.
6.7    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third-party beneficiary of Section 4.7.
6.8    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including, for the avoidance of doubt, with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
6.9    Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.
6.10    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
6.11    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
6.12    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in this Agreement, whenever the Purchaser exercises a right, election, demand or option hereunder and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights, unless such rescission or withdrawal would materially prejudice the Company.
6.13    Replacement of the Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
6.14    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance hereunder. Except as expressly set forth herein, the parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.
6.15    Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution to all stockholders of the Company payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference herein to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.
6.16    Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or the Purchaser upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement. Upon a termination in accordance with this Section 6.16, the Company and the Purchaser shall not have any further obligation or liability (including arising from such termination) to the other.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
ALPINE IMMUNE SCIENCES, INC.
By:    /s/ Paul Rickey
    Name: Paul Rickey
    Title: Senior Vice President and Chief Financial Officer

    HORIZON THERAPEUTICS IRELAND DAC

    By: /s/ William D. Gannon
    Name: William D. Gannon
    Title: Director
    Tax ID No.: IE6396554L

Purchaser’s Address for Notice and Delivery:
70 St. Stephen’s Green
Dublin 2, D02 E2X4, Ireland
Telephone No.: +353 (0) 1 772 2100
Facsimile No.: +353 (0) 1 772 2101
E-mail Address: legal@horizontherapeutics.com
Attention: General Counsel

[Signature Page to Stock Purchase Agreement]

EXHIBITS:

A:    Wire Instructions
B:    Form of Secretary’s Certificate
C-1:     Accredited Investor Questionnaire
C-2:    Book-Entry Questionnaire
D:    Form of Officer’s Certificate

EXHIBIT A
WIRE INSTRUCTIONS

EXHIBIT B
FORM OF SECRETARY’S CERTIFICATE
The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Alpine Immune Sciences, Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Stock Purchase Agreement, dated as of December 15, 2021, by and among the Company and the investor party thereto (the “Stock Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement.
1.    Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.
2.    Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments and certificates of designation thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.
3.    Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.
4.    Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Stock Purchase Agreement on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
Mitchell H. Gold	Chief Executive Officer	_________________________
Stanford Peng	President and Head of Research and Development	_________________________
Paul Rickey	Chief Financial Officer	_________________________

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IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ____ day of December 2021.

Secretary
I, Mitchell H. Gold, Chief Executive Officer, hereby certify that Paul Rickey is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Chief Executive Officer

3

EXHIBIT A
Resolutions

4

EXHIBIT B
Certificate of Incorporation

5

EXHIBIT C
Bylaws

6

EXHIBIT C-1
ACCREDITED INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)
To:    Alpine Immune Sciences, Inc.
This Investor Questionnaire (“Questionnaire”) must be completed in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Shares”), of Alpine Immune Sciences, Inc., a Delaware corporation (the “Corporation”). The Shares are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and in reliance on similar exemptions under applicable state laws. The Corporation must determine that you meet certain suitability requirements before offering or selling Shares to you. The purpose of this Questionnaire is to assure the Corporation that you meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. You must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
PART A.    BACKGROUND INFORMATION

Name of Beneficial Owner of the Shares:

Business Address:
    (Number and Street)

(City)    (State)    (Zip Code)

Telephone Number: (___)

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
State of formation:         Approximate Date of formation:

Were you formed for the purpose of investing in the securities being offered?

    Yes ____    No ____

If an individual:

Residence Address:
                (Number and Street)

(City)    (State)    (Zip Code)
Telephone Number: (___)

Age: __________    Citizenship: ____________    Where registered to vote: _______________

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Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

    Yes ____    No ____

Social Security or Taxpayer Identification No.

PART B.    ACCREDITED INVESTOR QUESTIONNAIRE

    In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Shares of the Company.
__ (1)     A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan     association or other institution as defined in Section 3(a)(5)(A) of the Securities Act     whether acting in its individual or fiduciary capacity;

__ (2)     A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act     of 1934;

__ (3)     An insurance company as defined in Section 2(13) of the Securities Act;

__ (4)     An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

__ (5)     A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

__ (6)     A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__ (7)     An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__ (8)     A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
__ (9)     An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

__ (10) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

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__ (11)     A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

__ (12)     An investment advisor registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;
__ (13)     An investment advisor relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisors Act of 1940;

__ (14) An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,00 (for purposes of this category, “investments” is defined in Rule 2a51-1(b) under the Investment Company Act of 1940);

__ (15)     A “family office,” as defined in Rule 202(a)(11)(G) 1 under the Investment Advisers Act of 1940 (i) with assets under management in excess of $5,000,000; (ii) that is not formed for the specific purpose of acquiring the securities offered; and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (That person must complete question 5 below in this questionnaire);
__ (16)     A “family client,” as defined in Rule 202(a)(11)(G) 1 under the Investment Advisers Act of 1940, of a family office meeting the requirements described in the item above and whose prospective investment in the Company is directed by such family office by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment (That person must complete question 5 below in this questionnaire);

___(17)     A natural person whose individual net worth, or joint net worth with that person’s             spouse (in each case, excluding the value of such person’s primary residence), at the time of his purchase exceeds $1,000,000;
    ___(18)     A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;
___(19)     An executive officer or director of the Company;

___(20) An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A.    FOR EXECUTION BY AN INDIVIDUAL:

            By
Date
Print Name:

B.    FOR EXECUTION BY AN ENTITY:

    Entity Name:

            By
9

Date
Print Name:
Title:

C.    ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

            By
Date
Print Name:
Title:

Entity Name:

            By
Date
Print Name:
Title:
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EXHIBIT C-2
BOOK-ENTRY QUESTIONNAIRE
Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Shares are to be registered in (this is the name that will appear on the book-entry notation(s)). You may use a nominee name if appropriate:
2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to Item 1 above:
3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D
FORM OF OFFICER’S CERTIFICATE
The undersigned, the Chief Executive Officer of Alpine Immune Sciences, Inc., a Delaware corporation (the “Company”), pursuant to Section 5.1(i) of the Stock Purchase Agreement, dated as of December 15, 2021, by and among the Company and the investor signatory thereto (the “Stock Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement):
1.    The representations and warranties of the Company contained in the Stock Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
2.    The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Stock Purchase Agreement to be performed, satisfied or complied with by it at or prior to the date hereof.
IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of __________, _____.

Chief Executive Officer